UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

NABRIVA THERAPEUTICS AG
(Exact Name of Registrant as Specified in its Charter)

Republic of Austria	001-37558	Not applicable
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

Leberstrasse 20 1110 Vienna, Austria	Not applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +43 (0)1 740 930

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Explanatory Note

This Form 8-K/A is being furnished for the sole purpose of including as an exhibit a corrected version of a press release as described in further detail in Item 2.02 below.

Item 2.02  Results of Operations and Financial Conditions.

On May 10, 2017, Nabriva Therapeutics AG (the “Company”) filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 (the “Form 10-Q”).  Immediately after the filing of the Form 10-Q, the Company furnished a Current Report on Form 8-K (the “Form 8-K”) disclosing that it had issued a press release announcing its consolidated financial results for the quarter ended March 31, 2017 and including a copy of the press release as an exhibit to the Form 8-K.   The Company is furnishing this amendment on Form 8-K/A to the Form 8-K to reflect the correction of inadvertent discrepancies in the financial information disclosed in the tables at the end of the press release as compared to the financial information that was contained in the Form 10-Q.  The discrepancies in the press release required a correction of total “Net cash used in operating activities” in the Consolidated Statement of Cash Flows for the three months ended March 31, 2016 and March 31, 2017 (although the components of this total amount were accurately stated in the press release).  A copy of the corrected press release is included as Exhibit 99.1 to this Current Report on Form 8-K/A.

The information in this Form 8-K/A, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit 99.1       Corrected press release issued by Nabriva Therapeutics AG, dated May 12, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABRIVA THERAPEUTICS AG

Date: May 12, 2017	By:	/s/ Colin Broom
Colin Broom Chief Executive Officer

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